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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                       FORM 8-K


                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    September 30, 1997
                                                       ------------------------


                              OMEGA ENVIRONMENTAL, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                            Commission File Number 0-20267


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
                         DELAWARE                                                91-1499751
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)       (I.R.S. EMPLOYER IDENTIFICATION NO.)

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                              19805 NORTH CREEK PARKWAY, PO BOX 3005
                  BOTHELL, WASHINGTON                              98041-3005
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



                                     425-486-4800
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


--------------------------------------------------------------------------------
   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
    REPORT)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.  OTHER EVENTS

         UNAUDITED FINANCIAL STATEMENT INFORMATION

         On September 30, 1997, the Registrant filed unaudited financial statement information as of and for each of the months ended August 31, 1997 and July 31, 1997 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS

    99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended August 31, 1997 and July 31, 1997 with related Notes to Financial Statement Information.

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                                 SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMEGA ENVIRONMENTAL, INC.
                                       (Registrant)




Date:    September 30, 1997
                                       /s/ Bradley S. Powell
                                       ---------------------------
                                             Bradley S. Powell
                                       Vice President/Corporate Controller